BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2014
BUSINESS ACQUISITION [Abstract]
BUSINESS ACQUISITION
4.	BUSINESS ACQUISITION

Business acquisition completed in 2013:

During the year ended December 31, 2013, the Group completed its acquisition of a property, consisting of offices, retail space and a hotel, from China BaoAn Group Co., Ltd (“BaoAn”).The property acquired from BaoAn was considered a business as defined in ASC 805. Accordingly, the acquisition was accounted for as a business acquisition (the “BaoAn Acquisition”). The Group intended to use the property as an office and a training center to support the Group's business expansion in the eastern region of the PRC. The purchase price was less than the fair values of the tangible assets acquired and liabilities assumed, resulting in a gain on bargain purchase which was recognized as of the acquisition date. The Group completed the valuation necessary to assess the fair values of the tangible assets acquired and liabilities assumed, resulting from which the amount of gain on bargain purchase was determined and recognized as of the acquisition date. The following table summarizes the estimated aggregate fair values of the assets acquired and liabilities assumed as of the date of acquisition:

US$

Cash and cash equivalents	3,169
Prepayments and other current assets	1,800
Property and equipment, net	140,231
Deferred tax assets, non-current	1,093
Total identifiable assets acquired	146,293

Accrued expenses and other liabilities	(1,290)
Other non-current liabilities	(919)
Deferred tax liabilities, non-current	(16,368)
Total liabilities assumed	(18,577)

Net identifiable assets acquired	127,716
Gain on bargain purchase	(102)
Total consideration	127,614

The excess of the fair value of the identifiable net assets acquired over the cost of acquisition as of the acquisition date of US$102 was recognized as a gain on bargain purchase in the consolidated statements of comprehensive income for the year ended December 31, 2013. The Group performed a comprehensive reassessment of the bargain purchase gain by verifying that all assets acquired and liabilities assumed were properly identified. The US$102 gain on bargain purchase was primarily attributable to the purchase price being fixed prior to the closing date of the transaction and the fair value of the property acquired increased during the intervening period. The acquisition related costs were insignificant. Deferred tax liabilities amounting to US$16,368 were recognized on the fair value step-up of the property acquired in the BaoAn Acquisition.

The following unaudited pro forma information summarizes the results of operations of the Group for the years ended December 31 2012 and 2013, as if the BaoAn Acquisition had been completed on January 1, 2012. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

	For the Years Ended December 31,
	2012	2013
	US$	US$

Pro forma total revenues	430,258	637,379
Pro forma net income	149,495	298,376
Pro forma net income per ordinary share-basic	1.93	3.82
Pro forma net income per ordinary share-diluted	1.82	3.53

There were no business acquisitions in 2014.